SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 8, 2003

ITLA CAPITAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-26960	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

N/A

(Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits.

(c)	Exhibits.
	99	Press Release of ITLA Capital Corporation dated May 8, 2003

Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is furnished pursuant to Item 12)

         On May 8, 2003, ITLA Capital Corporation issued the press release attached hereto as Exhibit 99 and incorporated herein by reference announcing its 2003 first quarter earnings.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ITLA CAPITAL CORPORATION
Date:	May 14, 2003	By:	/s/ Timothy M. Doyle Timothy M. Doyle Senior Managing Director and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99	Press Release

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